MEMBERS' EQUITY	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Members' Equity
6.	MEMBERS’ EQUITY
Authorized Units
On July 2, 2020, GGH amended and restated its LLC agreement. The Company is authorized to issue 1,250 common units, 39,228 preferred units, and 10,000 senior priority units.
Common Units

In October 2018, GGH adopted an equity incentive plan and allocated 1,250 common units to the plan. In 2018, GGH awarded 750 restricted units to certain board members, subject to various vesting provisions. At December 31,
2020, there
were 730 and 20 vested and

unvested,

respectively, restricted units. At December 31, 2019, there were 600 and 150 vested and unvested, respectively, restricted units. In the event of a change in control of the Company, 100% of the awarded units shall vest immediately. Common unit holders are entitled to one vote per common unit, except for such votes or consents that are reserved solely for the holders of preferred units. The Company concluded that the value of the units granted in 2018 was insignificant given historical performance of the Company, no public market, and lack of liquidity. As such, the Company has not recognized any expense related to the restricted units during the years ended December 31, 2020 or 2019. There were 750 common units issued and outstanding at both December 31, 2020 and 2019.
Preferred Units
Preferred unit holders are entitled to one vote per preferred unit. In the event of liquidation or dissolution of GGH, the holders of preferred units are entitled to receive distributions, prior to and in preference to the holders of common units. At December 31, 2020 and 2019, all preferred units were issued and outstanding.
In the event of liquidation or dissolution of GGH, the holders of preferred units are entitled to receive distributions, prior to and in preference to the holders of common units, in an amount equal to $1 per preferred unit.
Senior Priority Units
There are two tranches of Senior Priority Units: Tranche 1 is equal to $13,926 and Tranche 2 is equal to $16,276. Tranche 1 Senior Priority Units were issued to Atlas Capital Resources LP and Atlas Capital Resources (P) LP in the same historical ownership percentages in conjunction with Atlas converting the 2019 notes payable and accrued interest (see Note 5). Tranche 2 Senior Priority Units were issued to Atlas Capital Resources LP and Atlas Capital Resources (P) LP in the same historical ownership percentages in conjunction with Atlas contributing its equity interest in Blocker (see Note 5). Senior Priority Units have no voting rights.
In the event of liquidation or dissolution of GGH, the holders of senior priority units are entitled to receive distributions, prior to and in preference to the holders of common and preferred units. The holders of senior priority units are entitled to a cumulatively accrued rate of return on the investment of 8% in addition to the initial output of $13,926. The aggregate liquidation preference on GGH’s senior priority units was $14,498 at December 31, 2020.
At December 31, 2020, all senior priority units were issued and outstanding.